Zurich American

Life Insurance Company

Administrative Office:

PO Box 7728

Overland Park, KS 66207-0728

Telephone 877-301-5376

Fax 866-315-0729

ZURICHAMERICANLIFEINSURANCE.COM

August 28, 2020

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	ZALICO Variable Annuity Separate Account

Commissioners:

Zurich American Life Insurance Company, on behalf of ZALICO Variable Annuity Separate Account (“Registrant”), a unit investment trust registered under the Investment Company Act of 1940 ( “Act”), mailed to its contract owners the semi-annual reports, for the period ended June 30, 2020 for each of the following underlying funds in which Registrant invests:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
(File No. 811-07452)
The Alger Portfolios (File No. 811-05550)
BNY Mellon Investment Portfolios (File No. 811-08673)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (File No. 811-07044)
Deutsche DWS Investments VIT Funds (File No. 811-07507)
Deutsche DWS Variable Series I (File No. 811-04257)
Deutsche DWS Variable Series II (File No. 811-05002)
Janus Aspen Series (File No. 811-07736)
PIMCO Variable Insurance Trust (File No. 811-08399)

We are also filing the cover letter that accompanied the semi-annual reports to contract holders.

This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned at 573-754-4805 or juanita.thomas@zurich.com.

Sincerely,

/s/ Juanita M. Thomas

Juanita M. Thomas

Senior Assistant General Counsel

Zurich American

Life Insurance Company

Administrative Office:

PO Box 7728

Overland Park, KS 66207-0728

Telephone 877-301-5376

Fax 1-866-315-0729

ZURICHAMERICANLIFEINSURANCE.COM

August 28, 2020

Dear Contract Owner:

Zurich American Life Insurance Company is pleased to continue with our customized process for producing and distributing semi-annual reports for the registered funds underlying the investment choices you have selected in your Destinations VA or Farmers VA I variable annuity contract.

Your customized semi-annual report is enclosed. The report provides an update on the relevant funds’ performance as of June 30, 2020. Fund performance does not take into account the fees charged by your contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

In addition, please be advised that beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the registered funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling the Service Center toll-free at 1-800-449-0523. Your election to receive reports in paper will apply to all registered funds available under your Contract.

We hope that the enclosed information is helpful. If you have any questions concerning your contract, please do not hesitate to call our Service Center at (800) 449-0523 (toll free).

Thank you for placing your variable annuity contract with us.

Sincerely,

Audrey Martin

Head of Business Performance Management and Execution

Enclosure